SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2022 (October 19, 2022)

POWER AMERICAS RESOURCE GROUP LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54452	80-0778461
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3350 SW 148th Avenue

Suite 203

Miramar, FL 33027

Tel.: + 1 (888) 507-4751

 (Address, including zip code, and telephone number,

including area code, of registrant's principal executive offices)

30211 Avenida de Las Banderas, Suite 200-2002

Rancho Santa Margarita, CA 92688

(Former Name or Former Address,

if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	PARG	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

POWER AMERICAS RESOURCE GROUP LTD.

Form 8-K

Current Report

Item 1.02 Termination of Material Definitive Agreement.

On October 19, 2022, the Company and Boris Goldstein, an individual (“Goldstein”) entered into that certain Unwind Agreement and Mutual Release (the “Unwind Agreement”), for the purpose of unwinding, and rendering void, the Asset Purchase Agreement (“Original APA”) executed by and between the Company and Goldstein on September 9, 2022. The Parties have mutually and voluntarily agreed to unwind the transaction contemplated by the Original APA. Accordingly, the Company shall return all the Assets acquired per the Original APA once Goldstein has cancelled, and returned to the Company’s treasury, the 30,000,000 restricted shares of the Company’s common stock he received per the terms of the Original APA.

Each of Company and Goldstein have made other representations as part of the Unwind Agreement. The specific terms and conditions of the Unwind Agreement may be found by referring to Exhibit 10.01, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information regarding the Unwind Agreement set forth in Item 1.02 is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of October 19, 2022, Boris Goldstein resigned as Secretary and Director of the Company. The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

As of October 19, 2022, Mark Croskery, the Company’s current Chief Executive Officer, was appointed as the Company’s Secretary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
10.01	Unwind Agreement & Mutual Release by and between the Company and Boris Goldstein executed on October 19, 2022.	Filed herewith.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWER AMERICAS RESOURCE GROUP LTD.

Dated: October 24, 2022	/s/ Mark Croskery
	By:	Mark Croskery
	Its:	Chief Executive Officer

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